                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2003


                        MAINSOURCE FINANCIAL GROUP, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           INDIANA                 0-12422                    35-1562245
        ---------------     ---------------------     ----------------------
        (State or other     (Commission File No.)        (I.R.S. Employer
        Jurisdiction of         Incorporation)         Identification Number)

          201 NORTH BROADWAY                  GREENSBURG, INDIANA 47240
          -------------------------------------------------------------
          (Address of principal executive offices)    (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On December 16, 2003, the Company announced the execution of a definitive agreement that will lead to the merger of Peoples Financial Corp. into MainSource Financial Group, Inc. A copy of the definitive agreement is attached as Exhibit 2.1 and the news release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

Exhibit No.       Description
----------        --------------
   2.1            Plan of Reorganization and Merger, dated December 16, 2003, by and among MainSource Financial Group, Inc., Peoples Holdings,
                  Inc. and Peoples Financial Corp.

   99.1           MainSource Financial Group News Release













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



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           December 17, 2003

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner Sr
                           President and Chief Executive Officer

                           December 17, 2003

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           December 17, 2003

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer






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



                                INDEX TO EXHIBITS

 Exhibit No.      Description
 -----------      -----------
   2.1            Plan of Reorganization and Merger, dated December 16, 2003, by and among MainSource Financial Group, Inc., Peoples Holdings,
                  Inc. and Peoples Financial Corp.

  99.1            MainSource Financial Group News Release




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